Exhibit 99-1

Certifications under Section 906 of the Sarbanes-Oxley Act of 2002 of
Energy East Corporation

CERTIFICATION OF PERIODIC REPORT
OF PRINCIPAL EXECUTIVE OFFICER OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Wesley W. von Schack, Chairman, President & Chief Executive Officer of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.

    /s/Wesley W. von Schack
        Wesley W. von Schack
         Chairman, President & Chief
         Executive Officer

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Energy East Corporation and will be retained by Energy East Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL FINANCIAL OFFICER OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Kenneth M. Jasinski, Executive Vice President and Chief Financial Officer of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.

    /s/Kenneth M. Jasinski
        Kenneth M. Jasinski
         Executive Vice President and
         Chief Financial Officer

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Energy East Corporation and will be retained by Energy East Corporation and furnished to the Securities and Exchange Commission or its staff upon request.